Exhibit 99.1

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD The Industry Leader in Craft Friendly Fiber Optic Management and Connectivity Solutions Fiscal Q2 2019 Earnings Call FieldReport

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD Important Cautions Regarding Forward - Looking Statements • Forward - looking statements contained herein and in any related presentation or in the related FieldReport are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “est ima te,” “outlook,” or “continue” or comparable terminology are intended to identify forward - looking statements. Such forward looking statements includ e, for example, statements about the Company’s future revenue and operating performance, integration of the acquired active cabinet line, tre nds in and growth of the FTTx markets, market segments or customer purchases, effectiveness of the Company’s sales and marketing strategies and organizatio n, utilization of manufacturing capacity, and the development and marketing of products. These statements are based upon the Com pan y's current expectations and judgments about future developments in the Company's business. Certain important factors could have a materi al impact on the Company's performance, including, without limitation: further consolidation among our customers may result in the loss of som e c ustomers and may reduce sales during the pendency of business combinations and related integration activities; to compete effectively, we mus t continually improve existing products and introduce new products that achieve market acceptance; we must successfully integrate the acqui red active cabinet line in order to obtain the anticipated financial results and customer synergies within the timeframes expected; our operatin g r esults may fluctuate significantly from quarter to quarter, which may make budgeting for expenses difficult and may negatively affect the market p ric e of our common stock; our success depends upon adequate protection of our patent and intellectual property rights; intense competition in ou r i ndustry may result in price reductions, lower gross profits and loss of market share; we rely on single - source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders, all of which could materially harm our business; a significant percentage of our sal es in the last three fiscal years have been made to a small number of customers, and the loss of these major customers or significant decline in b usi ness with these major customers would adversely affect us; our planned implementation of information technology systems could result in signi fic ant disruptions to our operations; product defects or the failure of our products to meet specifications could cause us to lose customers and sa les or to incur unexpected expenses; we are dependent upon key personnel; we face risks associated with expanding our sales outside of the Un ite d States; our results of operations could be adversely affected by economic conditions and the effects of these conditions on our customers ’ b usinesses; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10 - K for the year ended September 30, 2 018 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to refle ct actual events unless required by law. © Copyright 2019 Clearfield, Inc. All Rights Reserved. NASDAQ:CLFD 2

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD Welcome Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 3

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD FQ2 2019 Review NASDAQ:CLFD 4 • Revenue of $ 19.1 million, up 13% year - over - year • Experienced growth in all five markets , particularly in high - growth applications, such as wireless, business class services, and MDU deployments • Bookings outpaced revenue by $800,000, resulting in a 17% increase in year - over - year backlog. • Year - over - year income from operations improved to $297,000*. * Operating income was negatively effected by $210,000 bad debt expense of a tier 2 operator and tariff costs of approximately $330,000. $16.8M $21.5M $22.5M $20.1M $19.1M Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Quarterly Revenue

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD Q2 Year - over - Year Revenue by Market NASDAQ:CLFD 5 1) Based on trailing twelve month revenue of $ 83.1 million and Point of Sales (POS) reporting from distributors who resell our product line into these markets. Trailing Twelve Month Revenue Composition 1 Community Broadband (Tier 2 & 3, utilities, municipalities, and alternative carriers) Wireline/Wireless National Telco Carrier (Tier 1) MSO (Cable TV) International (Canada and CALA) Build - to - Print (Legacy contract manufacturing and misc. sales) $11.8 $2.1 $1.3 $0.8 $0.9 $12.1 $2.3 $1.5 $2.0 $1.2 Community Broadband National Carrier MSO International Build-to-Print FQ2 18 FQ2 19 65% 12% 10% 8% 5%

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD Financial Update Dan Herzog CHIEF FINANCIAL OFFICER NASDAQ:CLFD 6

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD Quarterly Financial Performance 7 NASDAQ:CLFD $16.8 $21.5 $22.5 $20.1 $19.1 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Revenue - 5% +10% +22% +19% + 13% Year - over - Year Growth Rate Note: Dollar figures in millions

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD Quarterly Financial Performance 8 NASDAQ:CLFD $16.8 $21.5 $22.5 $20.1 $19.1 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Revenue - 5% +10% +22% +19% + 13% Year - over - Year Growth Rate $6.8 $8.5 $8.6 $7.9 $7.0 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Gross Profit 40.3% 39.5% 38.3% 39.6% 36.8% Gross Profit (%) Note: Dollar figures in millions *Gross margin for the quarter was negatively impacted by approximately $330,000 in tariff costs *

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD Quarterly Financial Performance 9 NASDAQ:CLFD $16.8 $21.5 $22.5 $20.1 $19.1 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Revenue - 5% +10% +22% +19% + 13% Year - over - Year Growth Rate $6.8 $8.5 $8.6 $7.9 $7.0 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Gross Profit 40.3% 39.5% 38.3% 39.6% 36.8% Gross Profit (%) $7.3 $6.1 $6.1 $6.8 $6.7 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Operating Expenses 43.4% 28.3% 27.0% 33.7% 35.3% OPEX as % of Revenue Note: Dollar figures in millions *Gross margin for the quarter was negatively impacted by approximately $330,000 in tariff costs **Operating expenses and net income for fiscal Q2 2018 were impacted by a one - time payment of $850,000 related to the litigation settlement with CommScope ; Operating expenses for fiscal Q2 2019 were negatively affected by a bad debt expense of $210,000 as a result of the Windstream bankruptcy * ** **

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD Quarterly Financial Performance 10 NASDAQ:CLFD $16.8 $21.5 $22.5 $20.1 $19.1 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Revenue - 5% +10% +22% +19% + 13% Year - over - Year Growth Rate $6.8 $8.5 $8.6 $7.9 $7.0 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Gross Profit 40.3% 39.5% 38.3% 39.6% 36.8% Gross Profit (%) $7.3 $6.1 $6.1 $6.8 $6.7 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Operating Expenses 43.4% 28.3% 27.0% 33.7% 35.3% OPEX as % of Revenue Note: Dollar figures in millions *Gross margin for the quarter was negatively impacted by approximately $330,000 in tariff costs **Operating expenses and net income for fiscal Q2 2018 were impacted by a one - time payment of $850,000 related to the litigation settlement with CommScope ; Operating expenses for fiscal Q2 2019 were negatively affected by a bad debt expense of $210,000 as a result of the Windstream bankruptcy * ** - $0.3 $1.8 $1.9 $1.0 $0.4 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Net Income ** - 1.8% 8.2% 8.4% 5.0% 1.9% Net Margin **

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD Strong Balance Sheet Supports Profitable Growth • Zero Debt • $12 million stock repurchase program in place ($5.4 million remains) NASDAQ:CLFD 11 $22.6M $33.1M $34.3M $44.2M $44.3M $35.5M $43.5M 2013 2014 2015 2016 2017 2018 Q2 2019 $ in Millions Cash and Investment Balances

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD Clearfield’s ‘Coming of Age’ Plan NASDAQ:CLFD 12 Expanding Core Community Broadband Business Attracting utilities, co - ops and CLECs as they enter underserved communities, and maintaining steady growth rate of 8 - 12% Enhancing Competitive Position and Operational Effectiveness Investing in products, manufacturing and supply chain to increase competitiveness and maintain and reduce costs Capitalizing on Disruptive Growth Opportunities Within Tier 1 Markets Leveraging customer relationships and application knowledge to capture opportunities related to 5G, NG - PON, and open computing initiatives

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD NASDAQ:CLFD 13 Recent 5G Industry Developments Verizon announces official launch of 5G service, initially available in Minneapolis and Chicago Push More Spectrum into the Marketplace Update Infrastructure Policy Modernize Outdated Regulations 1 2 3 Government ramps up support for the development and roll - out of 5G FCC’s 5G Fast Plan

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD Fiscal 2019 Outlook & Guidance NASDAQ:CLFD 14 $83M - $87M REVENUE $60.3 $75.3 $73.9 $77.7 $83.1 $83 - $87 2015 2016 2017 2018 TTM 2019F Revenue Growth Outlook ($ in Millions) 37% - 38% GROSS MARGINS 31% - 33% OPERATING EXPENSES as % of revenue 3% - 5% NET INCOME as a % of revenue

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD Q&A Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 15 Dan Herzog CHIEF FINANCIAL OFFICER

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FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD Thank You Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 20

FieldReport / Fiscal Q2 2019 Earnings Call / April 25, 2019 NASDAQ:CLFD Contact Us NASDAQ:CLFD 21 COMPANY CONTACT: Cheri Beranek President & CEO Clearfield, Inc. IR@clfd.net INVESTOR RELATIONS: Matt Glover or Najim Mostamand, CFA Liolios Group, Inc. (949) 574 - 3860 CLFD@liolios.com